Exhibit 21.1
Enbridge Inc.

Entity Name	Jurisdiction
1090577 B.C. Unlimited Liability Company	British Columbia
1329165 Alberta Ltd.	Alberta
1682399 Ontario Corp.	Ontario
2099634 Ontario Limited	Ontario
2562961 Ontario Ltd.	Ontario
2193914 Canada Limited	Canada
4296559 Canada Inc.	Canada
3268126 Nova Scotia Company	Nova Scotia
5679 Cherry Lane, LLC	Wisconsin
626952 Alberta Ltd.	Alberta
627149 Saskatchewan Inc.	Saskatchewan
7243341 Canada Inc.	Canada
8056587 Canada Inc.	Canada
912176 Ontario Limited	Ontario
Alberta Saline Aquifer Project Inc.	Alberta
Alberta Solar One, Inc.	Alberta
Algonquin Gas Transmission, LLC	Delaware
Alliance Pipeline Limited Partnership	Alberta
Alliance Pipeline Ltd.	Canada
Atlantis Offshore, LLC	Delaware
Aux Sable Canada LP	Alberta
Aux Sable Canada Ltd.	Alberta
Bakken Pipeline Company LLC	Delaware
Bakken Pipeline Company LP	Delaware
Big Sandy Pipeline, LLC	Delaware
Blauracke GmbH	Germany
Brazoria Interconnector Gas Pipeline LLC	Delaware
CCPS Transportation, LLC	Delaware
Cedar Point Wind, LLC	Delaware
Chapman Ranch Wind I, LLC	Delaware
Copiah Storage, LLC	Delaware
Cruickshank Wind Farm Ltd.	Ontario
Egan Hub Storage, LLC	Delaware
East Tennessee Natural Gas, LLC	Tennessee
Eddystone Rail Company, LLC	Delaware
EFL Services (France) SAS	France
EI Norway Holdings AS	Norway
EIF US Holdings Inc.	Delaware

EIH S.à r.l.	Luxembourg
Enbridge (Colombia) S.A.S.	Colombia
Enbridge (Gateway) Holdings Inc.	Canada
Enbridge (Houston Oil Terminal) LLC	Delaware
Enbridge (Lux) Holdings Inc.	Alberta
Enbridge (Maritimes) Incorporated	Alberta
Enbridge (Rabaska) Holdings Inc.	Canada
Enbridge (Saskatchewan) Operating Services Inc.	Saskatchewan
Enbridge (SPOT) LLC	Delaware
Enbridge (U.S.) Inc.	Delaware
Enbridge Alliance (Canada) Management Inc.	Canada
Enbridge Alliance (U.S.) Management LLC	Delaware
Enbridge Atlantic (Holdings) Inc.	Canada
Enbridge Aux Sable (Canada) Management Inc.	Canada
Enbridge Aux Sable Holdings Inc.	Saskatchewan
Enbridge Aux Sable Products, Inc.	Delaware
Enbridge Aux Sable (U.S.) Management LLC	Delaware
Enbridge Bakken Pipeline Company Inc.	Canada
Enbridge Bakken Pipeline Limited Partnership	Alberta
Enbridge Blackspring Ridge I Wind Project GP Inc.	Alberta
Enbridge Blackspring Ridge I Wind Project Limited Partnership	Alberta
Enbridge Canadian Renewable GP Inc.	Canada
Enbridge Canadian Renewable LP	Alberta
Enbridge Commercial Services Inc.	Canada
Enbridge Commercial Trust	Alberta
Enbridge Emerging Technology Inc.	Canada
Enbridge Employee Services Canada Inc.	Canada
Enbridge Employee Services, Inc.	Delaware
Enbridge Energy Company, Inc.	Delaware
Enbridge Energy Distribution Inc.	Canada
Enbridge Energy, Limited Partnership	Delaware
Enbridge Energy Management, L.L.C.	Delaware
Enbridge Energy Partners, L.P.	Delaware
Enbridge Éolien France S.à r.l.	Luxembourg
Enbridge European Holdings S.à r.l	Luxembourg
Enbridge Finance (Barbados) Limited	Barbados
Enbridge Finance Company AG	Switzerland
Enbridge Finance Hungary Kft	Hungary
Enbridge Finance Luxembourg SA	Luxembourg
Enbridge Frontier Inc.	Canada
Enbridge Gas Inc.	Ontario

Enbridge Gas Storage Inc.	Ontario
Enbridge GME, S. de R.L. de C.V.	Mexico
Enbridge Hardisty Storage Inc.	Alberta
Enbridge Holdings (Aux Sable Liquid Products) L.L.C.	Delaware
Enbridge Holdings (Aux Sable Midstream) L.L.C.	Delaware
Enbridge Holdings (Chapman Ranch) L.L.C.	Delaware
Enbridge Holdings (DakTex) L.L.C.	Delaware
Enbridge Holdings (Frontier) Inc.	Delaware
Enbridge Holdings (Grant Plains) L.L.C.	Delaware
Enbridge Holdings (Gray Oak) LLC	Delaware
Enbridge Holdings (Green Energy) L.L.C.	Delaware
Enbridge Holdings (IDR) L.L.C.	Delaware
Enbridge Holdings (LNG) L.L.C.	Delaware
Enbridge Holdings (Mississippi) L.L.C.	Delaware
Enbridge Holdings (Mustang) Inc.	Delaware
Enbridge Holdings (New Creek) L.L.C.	Delaware
Enbridge Holdings (New Energy) L.L.C.	Delaware
Enbridge Holdings (Olympic) L.L.C.	Delaware
Enbridge Holdings (Patriot) L.L.C.	Delaware
Enbridge Holdings (Power) L.L.C.	Delaware
Enbridge Holdings (Seaway) L.L.C.	Delaware
Enbridge Holdings (Texas COLT) LLC	Delaware
Enbridge Holdings (Trunkline) L.L.C.	Delaware
Enbridge Holdings (U.S.) L.L.C.	Delaware
Enbridge Holdings (USGC) LLC	Delaware
Enbridge Hydropower Holdings Inc.	Canada
Enbridge Income Fund	Alberta
Enbridge Income Partners Holdings Inc.	Saskatchewan
Enbridge Insurance (Barbados QIC) Limited	Barbados
Enbridge International Inc.	Canada
Enbridge Investment (Chapman Ranch) L.L.C.	Delaware
Enbridge Investment (Grant Plains) L.L.C.	Delaware
Enbridge Investment (New Creek) L.L.C.	Delaware
Enbridge Investment (Patriot) L.L.C.	Delaware
Enbridge Lac Alfred Wind Project GP Inc.	Canada
Enbridge Lac Alfred Wind Project Limited Partnership	Québec
Enbridge Luxembourg S.à r.l.	Luxembourg
Enbridge Management Services Inc.	Canada
Enbridge Massif du Sud Wind Project GP Inc.	Canada
Enbridge Massif du Sud Wind Project Limited Partnership	Québec
Enbridge Mexico Holdings Inc.	Canada

Enbridge Midstream Inc.	Alberta
Enbridge Offshore (Destin) L.L.C.	Delaware
Enbridge Offshore (Gas Gathering) L.L.C.	Delaware
Enbridge Offshore (Gas Transmission) L.L.C.	Delaware
Enbridge Offshore (Neptune Holdings) Inc.	Delaware
Enbridge Offshore Facilities, LLC	Delaware
Enbridge Offshore Pipelines, L.L.C.	Delaware
Enbridge Operating Services, L.L.C.	Delaware
Enbridge Operational Services Inc.	Canada
Enbridge Pipelines (Alberta Clipper) L.L.C.	Delaware
Enbridge Pipelines (Athabasca) Inc.	Alberta
Enbridge Pipelines (Beaver Lodge) L.L.C.	Delaware
Enbridge Pipelines (Eastern Access) L.L.C.	Delaware
Enbridge Pipelines (FSP) L.L.C.	Delaware
Enbridge Pipelines (L3R) L.L.C.	Delaware
Enbridge Pipelines (Lakehead) L.L.C.	Delaware
Enbridge Pipelines (Mainline Expansion) L.L.C.	Delaware
Enbridge Pipelines (NW) Inc.	Canada
Enbridge Pipelines (Ozark) L.L.C.	Delaware
Enbridge Pipelines (Southern Lights) L.L.C.	Delaware
Enbridge Pipelines (Toledo) Inc.	Delaware
Enbridge Pipelines (Woodland) Inc.	Alberta
Enbridge Pipelines Inc.	Canada
Enbridge Power Operations Services Inc.	Canada
Enbridge Québec LNG Inc.	Canada
Enbridge Rail (Flanagan) L.L.C.	Delaware
Enbridge Rail (North Dakota) L.P.	Delaware
Enbridge Rail (Philadelphia) L.L.C.	Delaware
Enbridge Rampion UK Ltd	United Kingdom
Enbridge Rampion UK II Ltd	United Kingdom
Enbridge Renewable Energy Infrastructure Canada Inc.	Canada
Enbridge Renewable Energy Infrastructure Limited Partnership	Ontario
Enbridge Renewable Generation Inc.	Canada
Enbridge Renewable Holdings, L.L.C.	Delaware
Enbridge Renewable Infrastructure Development S.à r.l.	Luxembourg
Enbridge Renewable Infrastructure Holdings S.à r.l	Luxembourg
Enbridge Renewable Infrastructure Investments S.à r.l.	Luxembourg
Enbridge Renewable Investments, L.L.C.	Delaware
Enbridge Risk Management (U.S.) L.L.C.	Delaware
Enbridge Risk Management Inc.	Canada
Enbridge Saint Robert Bellarmin Wind Project GP Inc.	Canada

Enbridge Saint Robert Bellarmin Wind Project Limited Partnership	Québec
Enbridge Services (CMO) L.L.C.	Delaware
Enbridge Services (Germany) GmbH	Germany
Enbridge SL Holdings LP	Alberta
Enbridge Southdown Inc.	Ontario
Enbridge Southern Lights GP Inc.	Canada
Enbridge Southern Lights LP	Alberta
Enbridge Storage (Cushing) L.L.C.	Delaware
Enbridge Storage (North Dakota) L.L.C.	Delaware
Enbridge Storage (Patoka) L.L.C.	Delaware
Enbridge Technology Inc.	Canada
Enbridge Thermal Energy Holdings Inc.	Canada
Enbridge Transmission Holdings (U.S.) L.L.C.	Delaware
Enbridge Transmission Holdings Inc.	Canada
Enbridge Transportation (IL-OK) L.L.C.	Delaware
Enbridge UK Holdings Ltd	United Kingdom
Enbridge UK Offshore Wind Ltd	United Kingdom
Enbridge US Holdings Inc.	Canada
Enbridge Water Pipeline (Permian) L.L.C.	Delaware
Enbridge Western Access Inc.	Canada
Enbridge Wild Valley Holdings LLC	Delaware
Enbridge Wind Energy Inc.	Canada
Enbridge Wind Power General Partnership	Alberta
Eoliennes Offshore de Calvados SAS	France
Eoliennes Offshore des Hautes Falaises SAS	France
ERG Solar Limited Partnership	Alberta
Express Holdings (Canada) Limited Partnership	Manitoba
Express Holdings (USA), LLC	Delaware
Express Pipeline Limited Partnership	Alberta
Express Pipeline LLC	Delaware
Express Pipeline Ltd.	Canada
Garden Banks Gas Pipeline, LLC	Delaware
Gazifère Inc.	Québec
Generation Pipeline LLC	Ohio
GLB Energy Management Inc.	Canada
Great Lakes Basin Energy LP	Ontario
Greenwich Windfarm GP Inc.	New Brunswick
Greenwich Windfarm, LP	Ontario
Gulfstream Management and Operating Services, L.L.C.	Delaware
Gulfstream Natural Gas System, L.L.C.	Delaware
Hardisty Caverns Limited Partnership	Alberta

Hardisty Caverns Ltd.	Alberta
Highland Pipeline Leasing, LLC	Delaware
Illinois Extension Pipeline Company, L.L.C.	Delaware
IPL AP Holdings (U.S.A.) Inc.	Delaware
IPL AP NGL Holdings (U.S.A.) Inc.	Delaware
IPL Energy (Atlantic) Incorporated	Alberta
IPL Energy (Colombia) Ltd.	Alberta
IPL Insurance (Barbados) Limited	Barbados
IPL System Inc.	Alberta
IPL Vector (U.S.A.) Inc.	Delaware
Islander East Pipeline Company, L.L.C.	Delaware
Keechi Holdings L.L.C.	Delaware
Keechi Wind, LLC	Delaware
Lakeside Performance Gas Services Ltd.	Canada
M&N Management Company, LLC	Delaware
M&N Operating Company, LLC	Delaware
Magicat Holdco, LLC	Delaware
Manta Ray Offshore Gathering Company, L.L.C.	Delaware
MarEn Bakken Company LLC	Delaware
Maritimes & Northeast Pipeline, L.L.C.	Delaware
Maritimes & Northeast Pipeline Limited Partnership	New Brunswick
Maritimes & Northeast Pipeline Management Ltd.	Canada
Market Hub Partners Canada L.P.	Ontario
Market Hub Partners Holding, LLC	Delaware
Market Hub Partners Management Inc.	Canada
MI Solar, LLC	Delaware
Midcoast Canada Operating Corporation	Alberta
Midcoast Energy Partners, L.P.	Delaware
Midcoast Holdings, L.L.C.	Delaware
Midcoast OLP GP, L.L.C.	Delaware
Mississippi Canyon Gas Pipeline, LLC	Delaware
MJ Asphalt Holdings Inc.	Saskatchewan
MJA Operations Ltd.	Saskatchewan
Moss Bluff Hub, LLC	Delaware
Nautilus Pipeline Company, L.L.C.	Delaware
Neptune Pipeline Company, L.L.C.	Delaware
New Creek Wind LLC	Delaware
NEXUS Capacity Services, ULC	British Columbia
Nexus Gas Transmission, LLC	Delaware
Niagara Gas Transmission Limited	Ontario
Niagara RNG GP Inc.	Ontario

North Dakota Pipeline Company LLC	Delaware
Northern Gateway Pipelines Inc.	Canada
Northern Gateway Pipelines Limited Partnership	Alberta
Oleoducto Al Pacifico SAS	Colombia
Ontario Sustainable Farms Inc.	Alberta
PanEnergy Services, Limited Partnership	Louisiana
Platte Pipeline Company, LLC	Delaware
Pomelo Connector, LLC	Delaware
Port Barre Investments, LLC dba Bobcat Gas Storage	Delaware
Project AMBG2 Inc.	Ontario
Project AMBG2 LP	Ontario
Rio Bravo Pipeline Company, LLC	Texas
Sabal Trail Management, LLC	Delaware
Sabal Trail Transmission, LLC	Delaware
Saltville Gas Storage Company, L.L.C.	Virginia
Sarnia Airport Storage Pool Limited Partnership	Ontario
Sarnia Airport Storage Pool Management Inc.	Canada
SEHLP Management Inc.	Canada
SESH Capital, LLC	Delaware
SESH Sub Inc.	Delaware
Silver State Solar Power North, LLC	Delaware
South Texas Trail Pipeline, LLC	Delaware
Southeast Supply Header, LLC	Delaware
Southern Lights Holdings, L.L.C.	Delaware
Spectra Algonquin Holdings, LLC	Delaware
Spectra Algonquin Management, LLC	Delaware
Spectra Energy, LLC	Delaware
Spectra Energy Administrative Services, LLC	Delaware
Spectra Energy Aerial Patrol, LLC	Delaware
Spectra Energy Canada Call Co.	Nova Scotia
Spectra Energy Canada Exchangeco Inc.	Canada
Spectra Energy Canada Investments GP, ULC	British Columbia
Spectra Energy Canada Investments LP	Alberta
Spectra Energy Capital Funding, Inc.	Delaware
Spectra Energy Capital, LLC	Delaware
Spectra Energy County Line, LLC	Delaware
Spectra Energy Cross Border, LLC	Delaware
Spectra Energy DEFS Holding, LLC	Delaware
Spectra Energy DEFS Holding II, ULC	Delaware
Spectra Energy Empress Holding Limited Partnership	British Columbia
Spectra Energy Empress Management Holding ULC	British Columbia

Spectra Energy Express JV Holdings, ULC	Nova Scotia
Spectra Energy Express (Canada) Holding, ULC	Nova Scotia
Spectra Energy Express (US) Restructure Co., ULC	Nova Scotia
Spectra Energy Field Services Canada Holdings, LLC	Delaware
Spectra Energy Finance Corporation	Delaware
Spectra Energy Generation Pipeline Management, LLC	Delaware
Spectra Energy Holdings Co.	Nova Scotia
Spectra Energy Islander East Pipeline Company, L.L.C.	Delaware
Spectra Energy Liquids Projects GP Inc.	Canada
Spectra Energy Liquids Projects Limited Partnership	British Columbia
Spectra Energy LNG Sales, LLC	Delaware
Spectra Energy Midstream Holdco Management Partnership	Alberta
Spectra Energy Midstream Holdings Limited	Nova Scotia
Spectra Energy Midstream Holdings Limited Partnership	British Columbia
Spectra Energy Midwest Liquids Pipeline, LLC	Delaware
Spectra Energy MNEP Holdings Limited Partnership	British Columbia
Spectra Energy Nexus Management, LLC	Delaware
Spectra Energy Nova Scotia Holdings Co.	Nova Scotia
Spectra Energy Operating Company, LLC	Delaware
Spectra Energy Partners Atlantic Region Newco, LLC	Delaware
Spectra Energy Partners Canada Holding, S.à r.l.	Luxembourg
Spectra Energy Partners (DE) GP, LP	Delaware
Spectra Energy Partners GP, LLC	Delaware
Spectra Energy Partners, LP	Delaware
Spectra Energy Partners Sabal Trail Transmission, LLC	Delaware
Spectra Energy Services, LLC	Delaware
Spectra Energy Southeast Services, LLC	Delaware
Spectra Energy Southeast Supply Header, LLC	Delaware
Spectra Energy Transmission, LLC	Delaware
Spectra Energy Transmission II, LLC	Delaware
Spectra Energy Transmission Resources, LLC	Delaware
Spectra Energy Transmission Services, LLC	Delaware
Spectra Energy Transport & Trading Company, LLC	Colorado
Spectra Energy U.S.-Canada Finance GP, ULC	British Columbia
Spectra Energy U.S.-Canada Finance, LP	Delaware
Spectra Energy VCP Holdings, LLC	Delaware
Spectra Energy Westheimer, LLC	Delaware
Spectra Nexus Gas Transmission, LLC	Delaware
St. Clair Pipelines L.P.	Ontario
St. Clair Pipelines Management Inc.	Canada
Steckman Ridge GP, LLC	Delaware

Steckman Ridge, LP	Delaware
Sunwest Heartland Terminals Ltd.	Alberta
Superior Oil Limited	Saskatchewan
Talbot Windfarm GP Inc.	New Brunswick
Talbot Windfarm, LP	Ontario
Texas COLT LLC	Delaware
Texas Eastern Communications, LLC	Delaware
Texas Eastern Terminal Co, LLC	Delaware
Texas Eastern Transmission, LP	Delaware
The Ottawa Gas Company Inc.	Canada
Tidal Energy Marketing (U.S.) L.L.C.	Delaware
Tidal Energy Marketing Inc.	Canada
Tilbury Solar Project LP	Ontario
Tri-State Holdings, LLC	Michigan
UEI Holdings (New Brunswick) Inc.	Canada
Union Energy Solutions Limited Partnership	British Columbia
Valley Crossing Pipeline, LLC	Delaware
Vector Pipeline Holdings Ltd.	Canada
Vector Pipeline L.P.	Delaware
Vector Pipeline Limited	Canada
Vector Pipeline Limited Partnership	Alberta
Vector Pipeline, LLC	Delaware
Westcoast Connector Gas Transmission Ltd.	British Columbia
Westcoast Energy Inc.	Canada
Westcoast Energy (U.S.) LLC	Delaware
Westcoast Energy Ventures Inc.	Canada
Whitetail Gas-Fired Peaking Project GP Inc.	Alberta
Whitetail Gas-Fired Peaking Project Limited Partnership	Alberta
Whitetail Gas-Fired Peaking Project Ltd.	Alberta
Wrangler Pipeline, L.L.C.	Delaware